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                                                                    EXHIBIT 10.6

                          TRADEMARK LICENSE AGREEMENT


                 TRADEMARK LICENSE AGREEMENT, dated as of ______, 1996 (the "Agreement"), between FRESENIUS AG, an Aktiengesellschaft organized under the laws of the Federal Republic of Germany (the "Licensor"), and FRESENIUS MEDICAL CARE AG, an Aktiengesellschaft organized under the laws of the Federal Republic of Germany (the "Licensee").

                 This License Agreement is being entered into pursuant to the terms and conditions set forth in the Agreement and Plan of Reorganization dated as of February 4, 1996, as amended (the "Reorganization Agreement"), between the Licensor, Fresenius USA, Inc., a Massachusetts corporation, and W.
R. Grace & Co., a New York corporation ("Grace").

                 The Reorganization Agreement requires as a condition to Grace's obligation to consummate the Reorganization (as defined in the Reorganization Agreement) that the Licensor shall have executed a trademark license agreement with the Licensee.

                 The Licensee acknowledges the reputation and quality of goods and services heretofore sold or provided under the Licensed Marks and the Licensor's desire to safeguard, promote and enhance that reputation by ensuring the future quality of the goods and services produced, manufactured, sold, marketed, promoted, advertised, provided or distributed under the Licensed Marks.

                 The parties hereto agree as follows:

                 SECTION 1.       DEFINITIONS.

                 Capitalized terms used herein and not otherwise defined shall have the meanings specified in the Reorganization Agreement. Terms defined in the singular or plural, as the case may be, shall have the same respective meaning mutatis mutandis when used in the plural or singular, as the case may be.

                 "Affiliate" as used herein shall mean with respect to any Person, any entity which directly or indirectly (i) controls not less than 50% of the equity securities of the specified Person, (ii) not less than 50% of the equity securities of which entity are controlled by the specified Person, or
(iii) not less than 50% of the equity securities of which entity and not less than 50% of the equity securities of the specified Person are under common control; provided, however, that for purposes of this License Agreement no Licensee Entity shall be deemed to be an Affiliate of any Licensor Entity and no Licensor Entity shall be deemed an Affiliate of any Licensee Entity.

                 "Agreement" as used herein shall have the meaning set forth in the introductory paragraph hereof.
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                 "Approved Sublicense" as used herein shall have the meaning set forth in Section 2(h) below.

                 "`F' Logo" as used herein shall mean the trademark and service mark "F" in a stylized logo as used by Licensor on or after the date hereof, and all current and future registrations thereof and pending and future applications for any such registration, including without limitation, those listed on Exhibit A hereto.

                 "FMC Marks" as used herein shall mean any trademark or service mark containing the words "Fresenius Medical Care," plus one or more additional descriptive words (which, for this purpose, shall not include words indicating corporate, limited liability or other legal status or words indicating geographic location).

                 "FMC Medical Business" as used herein shall mean the Renal Business, the Non-Renal NMC Business and the Other Medical Business, collectively.

                 "Fresenius Mark" as used herein shall mean the trademark and service mark "Fresenius" and all registrations thereof and applications for any such registration pending including, without limitation, those listed on Exhibit B hereto.

                 "Governmental Authority" as used herein shall mean any federal, state, county, local, foreign or other governmental department, regulatory body, commission, board, bureau, agency or instrumentality in any country in the world.

                 "Grace-Conn." as used herein shall mean W. R. Grace & Co.-Conn., a Connecticut corporation.

                 "Indemnified Party" as used herein shall have the meaning set forth in Section 9.

                 "Indemnifying Party" as used herein shall have the meaning set forth in Section 9.

                 "Licensed Goods and Services" as used herein shall mean the goods and services produced, manufactured, sold, marketed, promoted, advertised, provided or distributed by, for, or on behalf or under the direct or indirect authority of, the Licensee which bear, are sold or provided under, or with respect to which the Licensee otherwise utilizes, a Licensed Mark as authorized hereunder.

                 "Licensed Marks" as used herein shall mean the Fresenius Mark, the "F" Logo, those elements of the FMC Marks that are owned by Licensor, and the Mixed Use Trademarks, collectively.

                 "Licensee Entities" shall mean Licensee and its subsidiaries.





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                 "Licensor Entities" shall mean Licensor and its subsidiaries, excluding the Licensee Entities.

                 "Losses" as used herein shall have the meaning set forth in
Section 9.

                 "Mixed Use Marks" as used herein shall mean the marks listed on Exhibit C hereto, and all current and future registrations thereof and pending and future applications for any such registration, including, without limitation, those listed on Exhibit C hereto.

                 "Mixed Use Products" as used herein shall mean the products sold on the date hereof by Licensor under the Mixed Use Trademarks.

                 "Non-Renal NMC Business" as used herein shall mean the business conducted by National Medical Care, Inc., a Delaware corporation, immediately prior to the date hereof, other than the Renal Business.

                 "North American Territory" as used herein shall mean the United States of America and Canada.

                 "Other Medical Business" as used herein shall mean the medical services or medical products business as conducted by the Licensee from time to time, other than the Renal Business and the Non-Renal NMC Business.

                 "Person" as used herein shall mean an individual, a corporation, a partnership, an association, a trust, a Governmental Authority, or any other entity or organization.

                 "Related Parties" as used herein shall have the meaning set forth in Section 11 below.

                 "Renal Business" as used herein shall mean the business of supplying renal care related goods and services, including laboratories; provided, that for purposes of interpreting the foregoing clause, the parties shall be guided by the Reorganization Agreement, including the Contribution Agreement, dated February 4, 1996, among the Licensor, the Licensee (then known as Steril Pharma GmbH) and W. R. Grace & Co.-Conn, and the Distribution Agreement, dated February 4, 1996, among Grace, W. R. Grace & Co.-Conn., and the Licensor; provided, further, that it is expressly acknowledged by the Licensee that the home care business of the Licensor is not, and shall not be deemed to be, a Renal Business.

                 "Third Party Rights" as used herein shall mean the rights of third parties in and to the Licensed Marks under the agreements set forth on Exhibit D hereto.

       "Worldwide Territory" as used herein shall mean the entire world.





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                 SECTION 2.       GRANT TO THE LICENSEE AND RELATED MATTERS.

                 (a) Renal Business. Except as otherwise provided herein and subject to the Third Party Rights, the Licensor hereby grants to the Licensee and its Affiliates an exclusive, royalty-free license to use the Fresenius Mark and the "F" Logo in the Worldwide Territory on or in connection with the production, manufacture, sale, marketing, promotion, advertising, provision and distribution of goods and services in the Renal Business.

                 (b)      Non-Renal NMC Business.

                          (i) Except as otherwise provided herein and subject to the Third Party Rights, the Licensor hereby grants to the Licensee and its Affiliates, a non-exclusive, royalty-free license to use the Fresenius Mark, but only as an element of an FMC Mark, in the Worldwide Territory on or in connection with the production, manufacture, sale, marketing, promotion, advertising, provision and distribution of goods and services in the Non-Renal NMC Business.

                          (ii) If the Licensee and its Affiliates desire a license to use the "F" Logo in the Non-Renal NMC Business in all or any portion of the Worldwide Territory, the Licensee shall notify the Licensor in writing requesting a non-exclusive, royalty-free license and specifying in reasonable detail the goods and services it desires to be covered by such license and the manner in which Licensee intends to use the "F" Logo in connection with such goods and services. Promptly upon receipt of such notice from Licensee, Licensor shall notify Licensee whether or not Licensor consents to such license; provided, however, that if Licensee undertakes in its notice to Licensor to use the "F" Logo only in connection with one or more descriptive words or symbols that would differentiate such use from the use of the "F" Logo by Licensor, Licensor shall not unreasonably withhold its consent to such license.

                 (c) Other Medical Business. If the Licensee and its Affiliates desire a license to use the Fresenius Mark as an element of an FMC Mark in connection with its Other Medical Business in all or any portion of the Worldwide Territory, the Licensee shall notify the Licensor in writing requesting a non-exclusive, royalty-free license and specifying in reasonable detail the goods or services it desires to be covered by such license and the manner in which Licensee intends to use the FMC Mark in connection with such goods and services. Promptly upon receipt of such notice from Licensee, Licensor shall notify Licensee whether or not it consents to such license, which consent shall not be unreasonably withheld.

                 (d) Licensee's Corporate Name. Subject to the Third Party Rights, the Licensor hereby grants to the Licensee in the Worldwide Territory the exclusive right to use the name "Fresenius Medical Care AG" for Licensee's corporate name and the nonexclusive right to use the name "Fresenius" in other corporate names approved by Licensor under which the Licensee or its Affiliates conduct the FMC Medical Business. Nothing contained in this





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Section 2(d) is intended, or shall be construed, to give Licensee or any
Affiliate of Licensee any additional right to use the name "Fresenius" as a trademark or service mark beyond the rights provided elsewhere in this Agreement.

                 (e)      Mixed Use Trademarks.  Subject to the terms of
Section 4(a) hereof, the Licensor hereby grants to the Licensee a royalty-free license to use each of the Mixed Use Marks in the Worldwide Territory on or in connection with the production, manufacture, sale, marketing, promotion, advertising, provision and distribution of Mixed Use Products, which license shall be exclusive in, and limited to, the Renal Business.

                 (f)      Licensor's Retained Rights and Restrictions.

                          (i) Subject to the terms of paragraph (ii) of this Section 2(f) and to the Third Party Rights, (A) Licensor and its Affiliates shall not use or license third parties to use the Fresenius Mark or the "F" Logo in the Renal Business in the Worldwide Territory;
         (B) Licensor and its Affiliates shall not use the Fresenius Mark alone or in combination with any other words in the North American Territory, except in combination with one or more additional words such as "Pharma Home Care" as a service mark in connection with its home care business; and (C) Licensor and its Affiliates shall not use or license third parties to use the "F" Logo alone or in combination with any other words in the North American Territory, except as a service mark on the terms and conditions set forth in the immediately following two sentences. If Licensor desires to use the "F" Logo as a service mark in the North American Territory, Licensor shall notify Licensee in writing specifying in reasonable detail the services for which it desires to use the "F" Logo and the manner in which Licensor intends to use the "F" Logo in connection with such services.
         Promptly upon receipt of such notice from Licensor, Licensee shall notify Licensor whether or not it consents to such use; provided, however, that if Licensor undertakes in its notice to Licensee to use the "F" Logo in the North American Territory only in connection with one or more words or symbols (such as "Pharma") that would differentiate such use from the use by Licensee, Licensee shall not unreasonably withhold its consent to such use.

                          (ii) Neither Licensor nor any of its Affiliates shall use or license third parties to use the "Fresenius" name alone or in combination with any other words in its corporate name in (A) the North American Territory, or (B) the Renal Business in the Worldwide Territory (including the North American Territory), except, in either case of clause (A) or (B), in combination with one or more additional words that, together, are distinctive from "Fresenius Medical Care AG." If Licensor desires to use the "Fresenius" name in its corporate name pursuant to the terms of the immediately preceding sentence, Licensor shall give Licensee not less than 60 days' prior written notice of its adoption of any such corporate name and consult with Licensee about whether or not the additional words are distinctive from "Fresenius Medical Care AG."





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                          (iii)   All rights in the Licensed Marks and the name
         "Fresenius" other than those specifically granted herein are reserved to the Licensor.

                 (g) Ownership. The parties acknowledge and agree that as between the Licensor and the Licensee, the name "Fresenius" and the Licensed Marks are the sole and exclusive property of the Licensor. The Licensee acknowledges and agrees that it shall not acquire any right, title or interest in or to the name "Fresenius" or the Licensed Marks as a result of this Agreement (other than the licenses expressly granted it hereunder), or the Licensee's use of the name "Fresenius" or the Licensed Marks, or as a result of any other act or thing, that the Licensee will not attack the Licensor's title to or ownership of the name "Fresenius" or the Licensed Marks, and that all use of the name "Fresenius" or the Licensed Marks by the Licensee and all goodwill generated thereby shall inure to the benefit of the Licensor.

                 (h) Sublicenses. Licensee shall not grant any sublicense to use the Licensed Marks or any other rights licensed hereunder without the express prior written approval of the Licensor. Any sublicense granted pursuant to the express prior written approval of the Licensor, to a third party, is hereinafter referred to as an "Approved Sublicense." In the event of any Approved Sublicense, the Licensee shall remain primarily obligated under all of the provisions of this Agreement and shall cause each sublicensee to enter into a written sublicense agreement in form and substance satisfactory to the Licensor which shall include provisions, stated in such agreement to be for the express benefit of the Licensor, consistent with the provisions of this Agreement. The Licensee shall provide prompt written notice to the Licensor of the execution of each such sublicense agreement. No Approved Sublicense shall contain any terms or conditions, and the Licensee shall not take or authorize any actions in connection with any Approved Sublicense, inconsistent with the terms and conditions hereof. The Licensee shall, upon reasonable request by the Licensor, provide the Licensor with reasonable evidence that each Approved Sublicense entered into pursuant hereto complies with the requirements hereof. The Licensor hereby appoints the Licensee its agent solely for the purpose of exercising quality control as provided herein over any such sublicensee, and the Licensor retains the right to revoke such appointment at any time if the Licensor reasonably believes that the Licensee is not adequately exercising such quality control, and to reinstate such appointment at any time. Notwithstanding any such appointment, the Licensor shall have the independent right to exercise quality control directly over all sublicensees; provided, however, that Licensor shall not independently act unless it in good faith believes that the Licensee is not adequately exercising such quality control. The Licensor shall have the right to require the Licensee to terminate any agreement purported to be entered into with a sublicensee in violation of the terms hereof, and the Licensor shall have the right to pursue all other rights or remedies available to it in connection therewith. The Licensee will take all steps reasonably necessary or desirable to enforce the terms of this Agreement against its sublicensees. As between the Licensor and the Licensee, the Licensee shall be responsible for, and shall indemnify, defend and hold harmless the Licensor from, and shall pay all costs, fees and expenses (including reasonable attorneys'





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fees and court costs) incurred by the Licensee or the Licensor in connection with Approved Sublicenses granted hereunder.

                 (i) Compensation. The Licenses granted herein are royalty-free and fully paid up. Notwithstanding the foregoing, the Licensee, at the option of the Licensor, shall pay or reimburse Licensor for all royalties, license fees and the similar costs or expenses paid or payable to third parties on account of any grant herein of any rights in any Licensed Intellectual Property within the control of Licensor or any exercise by Licensee of any such rights. Any such amount shall be paid when due to the third party provided that Licensor shall have given the Licensee reasonable notice of the due date thereof or, if requested by Licensor, due and payable to the Licensor within 30 days after receipt by Licensee of an invoice therefor, showing in reasonable detail the calculation thereof.

                 SECTION 3.       METHOD OF USE OF THE LICENSED MARKS.

                 (a) Use. The Licensee acknowledges that the Licensed Marks have acquired a valuable secondary meaning, goodwill with the public, prestige and world-wide public acceptance and that goods and services bearing or sold under the Licensed Marks have acquired a reputation of the highest quality. Accordingly, the Licensee undertakes and agrees not to use the Licensed Marks in any manner whatsoever which, directly or indirectly, would dilute, or demean, ridicule or otherwise tarnish the image of, the Licensed Marks or the Licensor.

                 (b) Form and Manner. The Licensee shall use the Fresenius Mark and "F" Logo only in such form and manner as currently used by the Licensor as of the date hereof, or as otherwise consented to in writing by the Licensor, in compliance with all applicable laws. The Licensee shall notify the Licensor in writing of any desired change in the form of any such Licensed Mark and request the Licensor's approval thereof. The Licensor shall give such approval or decline to give such approval as soon as practicable.
The Licensee shall not use such Licensed Marks in any changed form which has not been approved by the Licensor. If the Licensor fails to approve any such requested change in form, the Licensor will upon request of the Licensee specify in writing the reasons for such disapproval. No partial version of the Licensed Marks may be used by the Licensee at any time for any purpose without the express prior written approval of the Licensor in each instance. Except as provided in Section 2(d) above, the Licensee shall not have the right to use the "Fresenius" name or the Licensed Marks as, or as part of, any trade or company name. The Licensee shall not combine the Licensed Marks with any other marks to form a new composite mark without the express prior written approval of the Licensor. The Licensor shall own any approved composite mark (excluding any element thereof owned by the Licensee or a third party) but the Licensee shall have the exclusive right to the use thereof solely on or in connection with the Licensed Goods and Services during the term hereof and subject to and in accordance with the terms and conditions of this Agreement.





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                 (c)      Display.  The Licensee shall at its expense apply
such trademark notices, copyright notices or other markings in connection with each and every use of the Licensed Marks by or under the authority of the Licensee as may be required under the laws or regulations of each territory and country where such Licensed Mark is used.

                 SECTION 4.       QUALITY STANDARDS.

                 (a) Quality. Neither the Licensee nor anyone authorized by it directly or indirectly shall sell or provide any Licensed Goods and Services that shall fail to meet a level of quality consistent with all applicable laws, rules and regulations of Governmental Authority and applicable industry standards [and the highest quality standards and specifications employed by other producers or providers of such goods or services]. Except with the prior written consent of Licensor, all Mixed Use Products manufactured or sold under the Mixed Use Marks shall be manufactured to the specifications and formulations (including without limitation, the articles used as components, composition, and methods used in and controls used for manufacture and packaging) used by Licensor on the date hereof for such Mixed Use Products. The Licensee represents, warrants and agrees that its internal quality control procedures will include reasonable procedures for confirming compliance with the terms of this Section 4(a).

                 (b) Samples. The Licensee shall, at the reasonable request of the Licensor, submit to the Licensor for its inspection, testing and quality evaluation representative samples of the Licensed Goods and Services and tags, labels, packaging, advertising, display and promotional material related thereto, and any other printed matter of any kind bearing or sold under a Licensed Mark, as may reasonably be requested by the Licensor for purposes of determining compliance with the terms of this Agreement. Such submissions shall be made at such times as the Licensor may reasonably request upon thirty
(30) days prior written notice, but no more frequently than annually (unless the Licensor reasonably believes or determines that any of the Licensed Goods and Services or other items set forth above may not meet the required standards of quality or other requirements set forth in this Agreement). All shipping and packing costs in connection with such inspection, testing and quality evaluation shall be borne by the Licensor.

                 (c) On Site Inspections. Upon reasonable notice, once per year, or at other times if the Licensor reasonably believes or determines that any of the Licensed Goods and Services do not meet the required standards of quality or other requirements set forth in this Section 4, the Licensor shall have reasonable access for inspection purposes to the premises wherein the Licensed Goods and Services are produced, manufactured or held for distribution or sale (or as to the Licensed Goods and Services which are services, the premises where such services are provided) during regular business hours at such time or times as not to unduly interfere with the operations of the Licensee. At the Licensor's request, the Licensee shall provide the Licensor with copies of formulas, specifications, standards and procedures used by the Licensee in connection with the Licensed Goods and Services and of all tests of the Licensed Goods and Services conducted by or on behalf of the Licensee to determine compliance with





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quality control standards.  In addition, the Licensor shall have access to the
Licensee's books and records relating to such formulas, specifications, standards and procedures and the implementation thereof. The sole purpose of such inspection and obtaining such information shall be to determine whether the Licensee has complied with the quality standards or other requirements of this Section 4. In the event that any inspection of any premises or records reveals that the Licensee has failed to comply with the quality standards or other requirements of this Section 4, the Licensor may reinspect such premise or records upon the earlier to occur of the Licensor's receipt of notice of cure by the Licensee or the expiration of any applicable cure period set forth herein. All expenses of conducting such inspections shall be borne by the Licensor, unless such inspection reveals that the Licensed Goods and Services do not comply in any material respect with the standards of quality or other requirements set forth herein, in which case the Licensee shall pay all reasonable costs and expenses of carrying out the inspection of the class of goods and services that did not comply.

                 (d) Governmental Inquiries. The Licensee shall immediately notify the Licensor in writing of any investigation, inquiry, claim or sanction by any Governmental Authority, and of any medical device report or other similar report filed with any Governmental Authority, regarding any quality, labeling, advertising or other regulatory matter relating to the Licensed Goods and Services and shall keep the Licensor advised of the progress and findings of such investigation or inquiry, and of any response to any such report.

                 (e)      Deficiency Procedures.

                          (i) If the Licensor reasonably determines that any particular Licensed Goods and Services do not meet the required standards of quality set forth in this Section 4, the Licensor shall notify the Licensee in writing of such defect (a "Deficiency Notice"), providing the Licensee with reasonable detail regarding the deficiency therein. If the Licensee disputes the Licensor's determination of deficiency and the parties are not able to resolve the dispute between themselves, they shall refer the dispute to a mutually agreed upon third party for resolution; provided, however, that the foregoing shall not apply with respect to any notice from Licensor of a deficiency involving a risk to public health or safety. Upon receipt of such Deficiency Notice, if the Licensee or, if applicable, the mutually agreed upon third party, concurs in the determination of deficiency, the Licensee shall cure such deficiency within a commercially reasonable amount of time, and shall provide the Licensor with evidence of such cure including samples of such Licensed Goods and Services; provided, however, that in the event that any deficiency poses a risk to public health or safety, the Licensee shall immediately take all steps necessary to cure the deficiency or otherwise eliminate the risk to public health or safety. If any deficiency is not cured within the applicable time period set forth herein, the Licensee shall cease all use of the Licensed Marks in connection with the production, manufacture, distribution, sale, advertising and promotion of the Licensed Goods and Services in issue unless and until such cure is achieved.





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                          (ii)    If any deficiency is such that any such
         Licensed Goods and Services are subject to the likelihood of market withdrawal, recall or correction based on failure to conform to applicable Governmental Authority guidelines, the Licensee agrees to implement promptly such withdrawal, recall or correction procedures at the Licensee's sole cost and expense and shall coordinate and cooperate with the Licensor in connection therewith, including with respect to all press releases and other public relations aspects thereof. Similarly, if the Licensee is otherwise required or determines to withdraw from market, recall or correct any such Licensed Goods and Services, the Licensee shall give the Licensor prior notice of such withdrawal, recall or correction as soon as practicable and the parties shall coordinate and cooperate with each other in connection therewith, including with respect to all press releases and other public relations aspects thereof.

                 (f) Compliance; Fitness for Use. The Licensee shall be solely responsible for and shall comply with all laws, rules and regulations, if any, of Governmental Authorities in connection with the production, manufacture, provision, distribution, sale, labeling, packaging, advertising and promotion of the Licensed Goods and Services. The Licensee represents and warrants that the Licensed Goods and Services (i) shall be in all respects non-injurious (if used as intended), merchantable (in the case of goods) and fit for the purposes for which such items are intended to be used, (ii) shall not be adulterated or misbranded within the meaning of any applicable laws, rules or regulations of any Governmental Authority, (iii) shall not be packaged or sold in damaged containers, which damage causes such Licensed Goods and Services to be adulterated or misbranded or in any way in violation of any such applicable laws, rules or regulations, and (iv) shall not violate the rights of any other Person.

                 SECTION 5.       TERM.

                 The initial term of this Agreement shall commence as of the date hereof and shall, unless sooner terminated as provided herein, terminate on the 20th anniversary of such date; provided, that the term of this Agreement shall be automatically extended for successive 20 year periods, unless the Licensee gives to the Licensor written notice of termination at least 365 days prior to the scheduled termination of the then-current term.

                 SECTION 6.       PROTECTION OF THE LICENSED MARKS.

                 (a) Existing and Pending Registrations. The Licensor shall use reasonable efforts to prosecute the existing pending applications for the Licensed Marks and shall maintain at its expense each and every one of the existing registrations for the Licensed Marks with respect to the Licensed Goods and Services in full force and effect, in each case to such extent as Licensor deems appropriate as long as this Agreement continues in effect (provided that Licensor shall not knowingly permit or cause the termination of the registration of any Licensed Mark in any country if it shall continue the registration of such mark in such country for goods and services other than the Licensed Goods and Services), and Licensee agrees to provide such assistance and documentation as is required for such prosecution and maintenance. In the event





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the Licensor chooses not to prosecute or maintain in force and effect registrations for any of the Licensed Marks with respect to the Licensed Goods and Services, either at all or as to any particular country, the Licensor, at the Licensee's request, shall use reasonably diligent efforts to maintain or register in the Licensor's name at the Licensee's expense such Licensed Marks with respect to the Licensed Goods and Services.

                 (b) New Registrations. At the Licensee's request, the Licensor agrees to file and use reasonable efforts to prosecute in the Licensor's name, at the Licensee's expense, new applications for any of the Licensed Marks in any country to the extent that any such Licensed Marks are not already registered or applied for in such country with respect to such Licensed Goods and Services; provided, however, that the Licensor shall not be required to take any action pursuant hereto which Licensor determines in the exercise of its reasonable good faith judgment would adversely affect in any material respect the Licensor's rights in the Licensed Marks. At the Licensee's request, the Licensor shall use reasonable efforts to maintain, at the Licensee's expense, any registrations obtained pursuant to this subparagraph (b).

                 (c)      Infringement of Licensed Marks.

                          (i) Each of the Licensor and the Licensee shall notify the other of any actual or threatened opposition, invalidation or cancellation action with respect to the Licensed Marks (collectively, "Opposition"), or any actual or threatened infringement of, or act of unfair competition or other harmful or wrongful activities of third parties with respect to the Licensed Marks (collectively, "Infringement"), as to which it has notice, and Licensor and Licensee shall consult and cooperate with each other with respect to any action to be taken (including the settlement of litigation) with respect thereto. Subject to the terms of this Section, the Licensor will have the right in its sole discretion to take whatever steps it deems necessary or desirable to enforce the Licensed Marks or protect the Licensed Marks against any Opposition or Infringement and shall have the right to control any litigation or other legal or arbitral proceeding ("Legal Action") undertaken by it for such purpose. Such steps may include defending any Opposition or the filing and prosecution of (A) litigation against any Infringement,
         (B) opposition or interference proceedings against applications for trademark or service mark registrations for marks that are confusingly similar to any of the Licensed Marks, and (C) proceedings to cancel registration of or have declared invalid trademarks or service marks that are confusingly similar to any of the Licensed Marks. The Licensor will provide the Licensee with prior notice of any Legal Action it takes to assert or protect the Licensed Marks and upon reasonable request of the Licensee, shall notify the Licensee of the status of such Legal Action. If the Licensor elects not to bring Legal Action against any apparent Infringement of the Licensed Marks, the Licensee, upon prior notice to the Licensor, shall have the right to bring such Legal Action at its option and expense, unless the Licensor determines in its reasonable good faith judgment that such action or proceeding would materially adversely affect the Licensor's rights in the Licensed Marks.

         The Licensor shall notify the Licensee of such election sufficiently in advance to permit the Licensee to act within applicable time limits.

                          (ii) The party that commences and prosecutes any Legal Action to enforce or protect the Licensed Marks pursuant to this Section shall bear the costs of such Legal Action and be entitled to all monetary damages received as the result thereof; provided, however, that (A) to the extent that the Licensor receives compensation that is based on the lost sales and profits of the Licensee, then the Licensor shall pay such compensation to the Licensee, but only if the Licensee reimburses the Licensor for a pro rata portion of the costs of such Legal Action; and (B) to the extent that the Licensee receives compensation in a Legal Action that is based on the lost sales and profits of the Licensor, then the Licensee shall pay such compensation to the Licensor, but only if the Licensor reimburses the Licensee for a pro rata portion of the costs of such Legal Action.

                          (iii) Each party shall cooperate with the other in the prosecution of any Legal Action provided for in this Section and keep the other informed about the prosecution of such proceedings. Notwithstanding anything to the contrary contained in this Section, no party shall enter into any agreement, consent order or other resolution of a claim by or against a third party that materially adversely affects any rights of any other party with respect to the Licensed Marks without the prior written consent of such other party.

                 (d)      Third-party Allegations of Infringement, etc.

                          (i)     If any Legal Action is threatened or
         commenced by a third party against one of the parties or any of their customers on the ground that any Licensed Goods and Services infringe any patent or other intellectual property right of such third party, the party or the party whose customer is so threatened or sued shall promptly notify the other party hereto. Except as otherwise provided in Section 9, the Licensor may at its sole option elect to defend any such Legal Action that is brought against the Licensee, provided that in such event the Licensor shall indemnify, defend and hold harmless the Licensee and its Affiliates from and against and in respect of any and all Losses incurred by them arising out of or resulting from such Legal Action. If the Licensor elects not to bring such a Legal Action, the Licensor shall notify the Licensee of such election sufficiently in advance to permit the Licensee to act within applicable time limits, and the Licensor shall not be required to indemnify or hold harmless the Licensee and its Affiliates pursuant to the terms of this Section 6(d).

                          (ii) Each party shall cooperate with the other in the prosecution of any Legal Action provided for in this Section and keep the other informed about the prosecution of such proceedings. Notwithstanding anything to the contrary contained in this Section, neither party shall enter into any agreement, consent order or other resolution of a claim by or against a third party that materially adversely affects any rights of any other party with respect to the Licensed Marks without the prior written consent of the other party.

                 SECTION 7.       RECORDATION OF AGREEMENT.

                 The parties shall cooperate to determine and comply with applicable laws or regulations throughout the world with respect to the recordation or validation of, or otherwise to render effective this Agreement. In countries having registered user or license recordation requirements, the parties shall execute all documents which may be necessary to record the Licensee as a registered user or licensee for all Licensed Marks and all costs of preparing and recording any necessary documents or other costs in connection therewith shall be borne by the Licensee.

                 SECTION 8.       REPRESENTATIONS; DISCLAIMER.

                 Licensor represents that it is granting Licensee rights in and to the Licensed Marks upon, and subject to, the terms and conditions of this Agreement, to the extent that Licensor owns such rights. Except as expressly set forth in the immediately preceding sentence, Licensor makes no, and hereby expressly disclaims any and all, representations and warranties, express or implied, in connection with the Licensed Marks and the licenses granted hereunder with respect thereto, or otherwise in connection with this Agreement.

                 SECTION 9.       INDEMNIFICATION.

                 (a)      Obligation.

                          (i) The Licensee shall indemnify, defend and hold harmless the Licensor and its Affiliates from and against and in respect of any and all claims, losses, damages, expenses, obligations, penalties, demands, suits, proceedings, assessments, judgments, costs and liabilities (including costs of collection, investigation, reasonable attorney's fees and other costs of defense) ("LOSSES") incurred by them, arising out of or resulting from: (A) any use by the Licensee, its Affiliates, or its sublicensees of the name "Fresenius" or the Licensed Marks; (B) death or injury to persons or damages or loss to property in any way arising out of or connected with the production, manufacture, marketing, promotion, advertising, sale, provision or distribution by or through the Licensee of any Licensed Goods and Services; and (C) any breach of any representation, warranty or agreement made by the Licensee herein.

                          (ii) The Licensor shall indemnify, defend and hold harmless the Licensee and its Affiliates from and against and in respect of all Losses incurred by Licensee arising out of or resulting from: (A) any use by Licensor or its Affiliates of the name "Fresenius" or the Licensed Marks; (B) death or injury to persons or damages or loss to property in any way arising out of or connected with the production, manufacture, marketing, promotion, advertising, sale, provision or distribution by or through the Licensor of any Licensed Goods and Services; and (C) any breach of any representation, warranty or agreement made by the Licensor herein.

                 (b) Procedure. If a claim by a third party is made against the Licensor or its Affiliates or Licensee or its Affiliates (the "Indemnified Party"), the Indemnified Party shall in writing notify the other party (the "Indemnifying Party") of such claim, within a reasonable period of time, describing the same in reasonable detail considering all information then known to the Indemnifying Party. Failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability which the Indemnifying Party might have, except to the extent that such failure materially prejudices the Indemnifying Party's legal rights. The Indemnifying Party shall have thirty (30) days after receipt of such notice to undertake, conduct and control, through counsel of its own choosing (subject to the consent of the Indemnified Party, such consent not to be unreasonably withheld) and at its expense, the settlement or defense of such claim, and the Indemnified Party shall cooperate with the Indemnifying Party in connection therewith. If the Indemnifying Party undertakes the defense of any claim, the Indemnifying Party shall thereby admit its obligation to indemnify the Indemnified Party against such claim and the Indemnifying Party shall control the investigation and defense or settlement thereof, and the Indemnified Party may not settle or compromise such claim, except that the Indemnifying Party shall not require any Indemnified Party, without its prior written consent, to take or refrain from taking any action in connection with such claim, or make any public statement, which such Indemnified Party reasonably considers to be against its interest, nor shall the Indemnifying Party, without the prior written consent of the Indemnified Party, consent to any settlement that adversely affects any rights of the Indemnified Party with respect to the Licensed Marks, or that does not include as a part thereof an unconditional release of the Indemnified Party from liability with respect to such claim, or that requires the Indemnified Party to make any payment that is not fully indemnified under this Agreement or to submit to any non-monetary remedy; and subject to the Indemnifying Party's control rights, as specified herein, the Indemnified Party may participate in such investigation and defense, at its own expense. If the Indemnifying Party does not notify the Indemnified Party within thirty days after receipt of the Indemnified Party's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, or so notifies the Indemnified Party but fails to undertake or maintain such defense promptly and in good faith, the Indemnified Party shall have the right to contest, settle or compromise the claim in the exercise of its reasonable judgment and without prejudice to the rights of the Indemnified Party to indemnification hereunder. If an Indemnified Party reasonably determines that there may be legal defenses available to it that are different from or are in addition to those available to the Indemnifying Party which make it inappropriate for the Indemnifying Party to undertake the defense or settlement thereof, then such Indemnifying Party shall not be entitled to undertake the defense or settlement of such third party claim; and counsel for the Indemnifying Party shall be entitled to conduct the defense of the Indemnifying Party and counsel for the Indemnified Party shall be entitled to conduct the defense of such Indemnified Party, it being understood that counsel for the Licensor shall be primary counsel and that counsel for both parties shall cooperate with each other to conduct the defense or settlement of such action as efficiently as possible.

                 (c) Survival. The provisions of this Section 9 shall survive the termination or expiration of this Agreement.

                 SECTION 10.      INSURANCE.

                 The Licensee shall obtain and shall maintain, at its sole cost and expense, throughout the term of this Agreement and renewals thereof, commercial general liability insurance (including Products/Completed Operations, Hazard, Advertising, Personal Injury and Blanket Contractual Liability) from an insurer (or insurers) acceptable to the Licensor. The insurance policy(ies) shall name the Licensor as an additional insured and coverage provided by such insurance policy(ies) shall be primary with respect to the additional insured. The amount of insurance required shall be no less than the following limits of insurance: General Aggregate (other than Products/Completed Operations): [$__________]; Products Completed Operations
Aggregate: [$__________]; Each Occurrence: [$__________]. The policy shall provide thirty (30) days written notice to the Licensor from the insurer in the event of any cancellation or termination. The Licensee agrees to furnish a certificate of insurance providing such coverage within thirty (30) days after the date of this Agreement. In no event shall the Licensee market or provide any Licensed Goods and Services prior to receipt by the Licensor of such evidence of insurance. Nothing in this Section 10 shall be deemed to limit in any way any indemnification provisions contained in this Agreement.

                 SECTION 11.      CONFIDENTIALITY.

                 The parties expressly acknowledge and agree that this Agreement and its terms and all technical and/or commercial information (including without limitation all quality standards and specifications), whether written or oral, furnished by either party to the other or any affiliate, subsidiary, parent company, related company, officer, director, employee, agent or representative (the "Related Parties") of the other pursuant to this Agreement ("Confidential Information") shall be maintained by such party and their respective Related Parties in confidence. Except as authorized in writing by the other party, neither party shall at any time disclose or permit to be disclosed any such Confidential Information to any Person, (i) except as may reasonably be required in connection with the performance of this Agreement by the Licensee or the Licensor, as the case may be, and (ii) except to the parties' agents or representatives who are informed by the parties of the confidential nature of such Confidential Information and are bound to maintain its confidentiality. The obligation not to disclose any Confidential Information shall not apply to information that (i) is or becomes generally available to the public other than as a result of disclosure by the recipient or any of its Related Parties, (ii) was readily available to the recipient or any of its Related Parties on a non-confidential basis prior to its disclosure to such party by the other party, (iii) was in the recipient's or its Related Parties' lawful possession as evidenced by records kept in the ordinary course of business or by proof of actual possession prior to its disclosure to such party by the other party, (iv) becomes available to the recipient or any of its Related Parties on a non-confidential basis from a source other than the other party, provided that such source is not known by the recipient to be bound by confidentiality agreements with the other party or its Related Parties or by legal, fiduciary or ethical constraints on disclosure of such information or (v) is required to be disclosed pursuant to a Governmental Authority order or decree or other legal requirement. Nothing in this Section 11 shall limit in any respect either party's ability to disclose information in connection with the enforcement by such party of its rights under this Agreement; provided that the party desiring to disclose such information shall give the other party prompt notice thereof prior to such disclosure and at the request of the other party shall cooperate in all reasonable respects in maintaining the confidentiality of such information, including without limitation obtaining an appropriate protective order or other similar order. This Section shall survive the termination of this Agreement.

                 SECTION 12.      TERMINATION; RIGHTS ON TERMINATION.

                 (a) Licensor shall have the right to terminate this Agreement and any and all of Licensee's rights hereunder in the event of a material breach of this Agreement by Licensee or any of its Affiliates which Licensee or such Affiliate shall fail to cure within sixty (60) days after written notice thereof from the Licensor; provided, however, that if the period of time reasonably required to cure such breach exceeds sixty (60) days and the Licensee or such Affiliate promptly commences and diligently exercises its best efforts to cure such breach, and such delay in cure will not materially increase any adverse effect of such breach on the "Fresenius" name, Licensed Marks or the Licensor, then such sixty (60) day period shall be extended to such longer period of time as is reasonable under the circumstances. Notwithstanding anything contained herein, the Licensor agrees that except as expressly provided in Sections 12(b) and (c) below, in view of the uniqueness of the circumstances giving rise to this Agreement in connection with the Renal Business, Licensor shall not be entitled to terminate the rights of Licensee under Section 2(a) of this Agreement, except in the event of a willful breach or willful violation of an order granting specific performance of, or an injunction against a breach of, this Agreement, which order or injunction is not reversed or vacated on appeal.

                 (b) The Licensor may terminate this Agreement in the event that the Licensee abandons its use of all of the Licensed Marks by ceasing bona fide use thereof in commerce in the ordinary course of trade for a period of three (3) consecutive years.

                 (c) In addition, this Agreement shall terminate in the event of insolvency or adjudication in bankruptcy of the Licensee or the filing of a voluntary petition of bankruptcy of the Licensee or the making of an assignment for the benefit of creditors by the Licensee, which insolvency, bankruptcy or assignment results in the liquidation of Licensee or of substantially all of its assets.

                 (d) The rights of any Affiliate of Licensee hereunder, including without limitation, all licenses granted to such Affiliate hereunder, shall automatically terminate without any action on the part of Licensor, if and when such Affiliate ceases to be an Affiliate of Licensee.

                 (e)      On the termination of this Agreement pursuant to this
Section 12, except as otherwise expressly provided herein all the rights of the Licensee hereunder shall forthwith terminate and automatically revert to the Licensor and the Licensee shall forthwith discontinue and shall cause any Affiliate and sublicensee to forthwith discontinue all use of the Licensed Marks and the name "Fresenius" and shall no longer have the right to use such name or the Licensed Marks or any variation or simulation thereof. The Licensee shall and shall cause any Affiliate and sublicensee to thereupon immediately discontinue any and all goods or services using the Licensed Marks and shall, at the Licensee's election, either destroy (and evidence such destruction by an appropriate Certification of Destruction executed by an authorized officer of Licensee) or deliver to the Licensor, free of charge, all packaging, labels, tags, brochures, advertising materials, original art, mechanicals, film, plates, screens and other design and production, manufacturing or other materials of any kind or nature in its possession with the Licensed Marks or the name "Fresenius" thereon. Notwithstanding the foregoing, the Licensee may, and may authorize sublicensees to, for twelve (12) months immediately following the termination of this Agreement, sell or otherwise dispose of or provide any Licensed Goods and Services or packaging or advertising or promotional materials therefor in its inventory at the date of termination, or which are produced in the ordinary course of business pursuant to a binding, non-cancelable commitment which the Licensee entered into prior to the termination date, utilizing the Licensed Marks, provided that such Licensed Goods and Services comply with the Licensor's quality standards and other requirements set forth in Section 4 and subject to all of the other terms and conditions of this Agreement.

                 Upon termination of this Agreement, the parties shall perform all other acts which may be necessary or useful to render effective the termination of the interest of the Licensee in the Licensed Marks, and the Licensee shall execute any assignment, conveyance, acknowledgment or other document that the Licensor may reasonably require, relinquishing or conveying to the Licensor any and all rights or interests to use the Licensed Marks that the Licensee has, and any goodwill associated therewith. Without limiting the foregoing, the Licensee hereby consents to any application which the Licensor may make, upon termination of this Agreement, to limit or terminate the Licensee's status as a registered user (effective upon expiration of the twelve
(12) month phaseout period provided for in this Section) and hereby irrevocably agrees not to contest, oppose or dispute such application.

                 SECTION 13.      MISCELLANEOUS.

                 (a) Notices. Except as otherwise provided herein, all notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or by overnight courier with delivery charges prepaid, or by certified or registered mail, postage prepaid, receipt requested, or by telecopy, as follows:

                 If to the Licensor, to it at:

                 Fresenius AG
                 Borkenberg 14
                 61440 Oberursel
                 Germany
                 Attention:  Mr. Udo Werle
                 Telecopy No.:  011-49-6171-60-2104

                 with a copy to:

                 O'Melveny & Myers LLP
                 Citicorp Center
                 153 East 53rd Street
                 New York, New York  10022-4611
                 Attention:  Dr. Ulrich Wagner
                 Telecopy No.:  (212) 326-2061

                 If to Licensee, to it at:

                 Fresenius Medical Care AG
                 Borkenberg 14
                 61440 Oberursel
                 Germany
                 Attention:
                 Telecopy No.:  011-49-6171-

                 with a copy to:



or to such other person or address as either party shall specify by notice in writing to the other party. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date of delivery.

                 (b) Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the Licensor and its successors and assigns and the Licensee and its successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than Licensor and its successors and assigns and the Licensee and its successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                 (c) Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

                 (d) Assignability. Neither this Agreement nor any rights granted the Licensee hereunder may be assigned by the Licensee without the prior written consent of the Licensor except to an Affiliate of such Licensee; provided, however, that no such permitted assignment shall relieve the Licensee of its obligations or liabilities hereunder. The Licensee shall give the Licensor written notice of any such assignment referred to in the prior sentence as promptly as reasonably possible following the occurrence thereof. This Agreement shall be freely assignable by the Licensor.

                 (e) Relationship of the Parties. This Agreement shall in no way constitute or give rise to a partnership, joint venture or agency between the parties, it being acknowledged and agreed that the relationship created hereby is strictly that of licensor and licensee. Except as may be expressly provided to the contrary herein, nothing in this Agreement shall constitute or be deemed to constitute either party as the legal representative or agent of the other, nor shall either party have the right or authority to assume, create, or incur any liability or any obligation of any kind, expressed or implied, in the name of or on behalf of the other party.

                 (f) Amendment and Modification; Waiver. Subject to applicable law, this Agreement and any Exhibits and Schedules attached hereto may only be amended, modified and supplemented by written instrument expressly identified as an amendment hereto authorized and executed by the Licensor and the Licensee at any time prior to the termination hereof with respect to any of the terms contained herein. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach. No failure on the part of either party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof. The remedies herein are cumulative and not exclusive of any remedies provided by law.

                 (g) Further Assurances. From time to time, pursuant to the request of the Licensee delivered to the Licensor, the Licensor, at the Licensee's expense, will execute and deliver such instruments and documents and take such actions as the Licensee may reasonably request in order to allow the Licensee the use of the Licensed Marks contemplated hereby or otherwise to carry out the purposes and intent of this Agreement. From time to time, pursuant to the request of the Licensor delivered to the Licensee, the Licensee and its Affiliates, at the Licensor's expense, will execute and deliver such instruments and documents and take such actions as the Licensor may reasonably request to carry out the purposes and intent of this Agreement.

                 (h) Section Headings. The section headings contained in this Agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                 (i) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, and all of which shall be deemed to be one and the same agreement.

                 (j) Applicable Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of Germany without regard to choice of laws or principles thereof.

                 (k) Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                 (l) Specific Performance; Remedies. The Licensor and the Licensee each acknowledge that, in view of the uniqueness of the transactions contemplated by this Agreement, the other party would suffer irreparable harm and would not have an adequate remedy at law for money damages if this Agreement has not been performed in accordance with its terms. Each party therefore agrees that the other party shall be entitled to specific performance of the terms hereof and injunctive relief in respect of any material breach of the terms hereof in addition to any other remedy to which it may be entitled hereunder or at law or in equity. All remedies provided for herein shall be cumulative and the exercise of any particular remedy by a party shall not limit or preclude the exercise of any other remedy available to such party.

                 (m) Attorneys' Fees. If any claim, action, suit or proceeding is brought by a party hereto against the other in connection with this Agreement, the prevailing party in such claim, action, suit or proceeding shall, in addition to all other rights and remedies to which such party is entitled, be entitled to recover from the non-prevailing party all costs and expenses (including without limitation court costs and reasonable attorneys' fees) incurred in connection with such claim, action, suit or proceeding.

                 (n) Affiliates. Licensee shall cause each of its Affiliates, and each such Affiliate of Licensee by its exercise of any rights hereunder thereby agrees, to be bound by and comply with the terms of this Agreement as if such Affiliate were named as the Licensee hereunder, and any breach of this Agreement by an Affiliate of Licensee shall constitute a breach of this Agreement by Licensee. At the request of Licensor, Licensee shall cause each of its Affiliates to execute and deliver to Licensor an agreement of such Affiliate to be bound by the terms of this Agreement for the benefit of the Licensor, as if such Affiliate were the Licensee hereunder.

                 IN WITNESS WHEREOF, the parties hereto have executed this License Agreement as of the date first above written.

                                         FRESENIUS AG



                                         By:
                                            ------------------------------
                                            Name:
                                            Title:



                                         FRESENIUS MEDICAL CARE AG


                                         By:
                                            ------------------------------
                                            Name:
                                            Title: